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                                                       EXHIBIT 10.20



                    TECHNOLOGY PRODUCT DEVELOPMENT AGREEMENT
                    IMMERSION CORPORATION AND LOGITECH, INC.

        This Technology Product Development Agreement (the "Agreement") between Immersion Corporation, a California corporation, with principal offices in San Jose, California (hereinafter "Immersion") and Logitech Inc., a California corporation, with principal offices in Fremont, California (hereinafter "Logitech"), is entered into as of [****] (the "Effective Date").

                                    RECITALS

        WHEREAS, Logitech and Immersion desire to establish a mutually beneficial business relationship and to develop, verify and launch under their best efforts high quality and competitively priced "FEELit Mouse" force-feedback [****]; and,

        WHEREAS, Immersion is in the business of developing certain computer peripheral force feedback industrial, business, gaming, arcade and medical devices, and represents it is the owner and/or licensee of certain know-how, trade secrets and issued or pending patents; and,

        WHEREAS, Logitech is in the business of developing, manufacturing and distributing software and electrical computer peripheral devices such as input data, gaming, and control devices including, but not limited to, [****], and represents it is the owner and/or licensee of certain know-how, trade secrets and issued or pending patents; and,

        WHEREAS, Logitech desires to develop internally and with third parties, use, manufacture and distribute [****] which utilize FEELit Mouse technology.

        NOW, THEREFORE, in consideration of the promises and agreements set forth below and the other consideration cited herein, the parties agree as follows:

1.      PURPOSE AND SCOPE OF THE AGREEMENT

1.1 PURPOSE. The purpose of this Agreement is to expressly define the terms and conditions of Logitech's and Immersion's business relationship with respect to force-feedback [****] projects.

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1.2            SCOPE. The scope of this Agreement encompasses Immersion's and
               Logitech's respective development, service and support rights and obligations regarding [****] projects provided for herein.

2.      DEFINITIONS

        In this Agreement, including the Exhibits hereto, the following words and expressions shall have the following meanings:

2.1 AFFILIATES. This means any corporation or business entity which is controlled by, controls, or is under common control of a Party. For this purpose, the meaning of the word "control" shall include, without limitation, direct or indirect ownership of more than fifty percent (50%) of the voting shares of interest of such corporation or business entity.

2.2 DEFECT. This means, with respect to any non-software Deliverable, failure to materially conform to the applicable then-current Specifications for such non-software Deliverable.

2.3 DEFECT CORRECTION. This means either a modification or addition that eliminates or works around a Defect in a non-software Deliverable so as to cause the non-software Deliverable to comply with the applicable then-current Specification.

2.4 DELIVERABLES. This means the various deliverables, which are tangible implementations or items, including interim deliverables or final prototype deliverables, identified as such and described in Exhibit B ("Development Schedule"), or any subsequent development schedule attached hereto by amendment.

2.5 ENHANCEMENT OR ENHANCEMENTS. This means any force-feedback modification or addition made by Immersion under the terms of
               Section 6.7 ("Other Development") and Section 7.2 ("[****]"), for the [****], and which is a tangible implementation, other than a Defect Correction or Error Correction, that when incorporated into the [****], materially reduces the product cost of a [****], or materially changes the functional capability, or form factor.

2.6 ERROR. This means, with respect to any software Deliverable, failure of any such software Deliverable to materially conform to the applicable then-current Specification for such software Deliverable.

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2.7            ERROR  CORRECTION. This means either a modification or addition that eliminates or works around an Error in the software Deliverable so as to cause the software Deliverable to comply with the then-current Specification.

2.8 FEELIT MOUSE PRODUCT. This means the final production version of the mouse described in the first Exhibit A ("Specifications") which utilizes and/or contains Immersion Product Model Technology, including but not limited to the applicable [****], documentation, Defect Corrections and Error Corrections thereto.

2.9 FINAL PROTOTYPE. This means a Deliverable which is the final functional form of the [****], if any, including software and hardware, produced by Immersion under a development schedule, which prototype serves as a model for the final production version of the [****], if any, and which conforms to the applicable Specification.

2.10 IMMERSION PRODUCT MODEL TECHNOLOGY. This means that subset of Immersion Technology delivered as a Deliverable under the terms of a development schedule, or as an Enhancement or New Technology, which is actually utilized in or in connection with and/or embedded in the final production version of the FEELit Mouse Product, any subsequent Product Model of the FEELit Mouse Product or any Product Model of any [****].

2.11           [****]

2.12 IMMERSION TECHNOLOGY. This means any and all technology created or acquired by Immersion, or licensed to Immersion by third parties, including but not limited to software created by employees or consultants of Immersion, (i) first developed or reduced to practice before or after the Effective Date solely by Immersion independent of the scope of the work under this Agreement or (ii) first developed or reduced to practice after the Effective Date and within the scope of a Deliverable developed solely by Immersion (a) under a development schedule in effect under the terms of this Agreement, (b) as an Enhancement or (c) as New Technology.


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2.13           INTELLECTUAL PROPERTY LICENSE AGREEMENT. This means the
               Intellectual Property License Agreement between Immersion and Logitech dated the same date as this Agreement.

2.14 JOINT TECHNOLOGY. This means any and all technology created and/or invented jointly by Immersion and Logitech employees or consultants after the Effective Date and within the scope of development of the FEELit Mouse Product or any [****] and/or any Enhancements under the terms of this Agreement. The term "Joint Technology" specifically excludes Immersion Technology and Logitech Technology.

2.15 LOGITECH PRODUCT MODEL TECHNOLOGY. This means that subset of Logitech Technology which is actually utilized in or in connection with and/or embedded in the final production version of the FEELit Mouse Product, any subsequent Product Model of the FEELit Mouse Product or any Product Model of any [****].

2.16 LOGITECH TECHNOLOGY. This means any and all technology created or acquired by Logitech, or licensed to Logitech by third parties, including but not limited to software created by employees or consultants of Logitech (i) first developed or reduced to practice before or after the Effective Date solely by Logitech independent of the scope of the work under this Agreement or (ii) first developed or reduced to practice after the Effective Date solely by Logitech and within the scope of a development schedule in effect under the terms of this Agreement.

2.17           [****]

2.18           [****]

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2.19           NEW TECHNOLOGY. This means any force-feedback technology
               modification or addition made by Immersion, for the [****], other than a Defect Correction or Error-Correction, that when incorporated into a [****], materially changes the utility, efficiency, market value, functional capability or application, and which is developed by Immersion on a non-exclusive basis and made "generally available" for use in [****] in the [****] and which is delivered by Immersion to Logitech as a tangible implementation pursuant to the terms of Section 7.4 ("New Technology"). For purposes of this definition, "generally available" shall mean offered under nonexclusive license to any one unaffiliated third party (other than the original third party for whom the technology, modification or addition was originally developed) for use in [****] in the [****].

2.20 OEM OR OEMS. This means any third party (not including Affiliates) that does not manufacture [****] and that wishes to purchase finished [****] for sale in the [****] under its own brand name.

2.21           PARTY OR PARTIES.  This means Immersion and/or Logitech.

2.22 PRODUCT LAUNCH. This means the date on which first commercial-level shipping of the FEELit Mouse Product or any Product Model commences to third party unaffiliated customers of Logitech or a Logitech Affiliate.

2.23 PRODUCT MODEL. This means a single model of the FEELit Mouse Product or any other [****]. "Product Model" shall mean each variation of a FEELit Mouse Product or [****] which (i) differs by virtue of addition of or alteration through an Enhancement or
               (ii) constitutes a change in form factor or (iii) incorporates a material change in force-feedback functionality made by a party other than Immersion. Purely cosmetic alterations (e.g., color or styling) to the
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               physical appearance of the FEELit Mouse Product or a [****], or changes that do not alter the force-feedback functionality but reduce manufacturing costs shall not be deemed a Product Model.

2.24 QUARTER OR QUARTERS. This means Logitech's yearly fiscal quarters. Specifically, Logitech's yearly fiscal quarters begin and end on the following dates: first quarter, April 1 - June 30; second quarter, July 1 - September 30; third quarter, October 1 - December 31; and fourth quarter, January 1 - March 31.

2.25 ROYALTY BEARING PRODUCT. This means a [****] which either (1) incorporates or utilizes Immersion Product Model Technology that is not otherwise made generally available to the public by Immersion without charge or (2) is covered by a Licensed Patent as defined in the Intellectual Property License Agreement or by a copyright of Immersion embodied in any Immersion Product Model Technology that is not otherwise made generally available to the public by Immersion without charge generally.

2.26 SPECIFICATION(S). This means the FEELit Mouse Product specification attached hereto as Exhibit A ("Specification") and each [****] specification associated with a development schedule which is attached by amendment to this Agreement.

2.27           YEAR. This means any full four-Quarter period.

2.28 Any reference to the words "PURCHASE," "SALE," or "SELL," when used in connection with intellectual property, shall mean license.

3.      EXHIBITS

        The following Exhibits shall be attached hereto and incorporated in their entirety by this reference.

        EXHIBIT A ("Specification"), the Specification, contains the description of the FEELit Mouse Product.

        EXHIBIT B ("Development Schedule"), the Development Schedule, contains the Milestones, Deliverables and Deliverable Due Dates. The parties agree to complete Exhibit B within thirty (30) days of the Effective Date and add such Exhibit B to this Agreement by written amendment within such time period.

        EXHIBIT C ("Change Order Form"), is the Change Order Form.

        EXHIBIT D ("Software License Agreement") is the end user software license agreement.

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        EXHIBIT E ("Immersion Packaging Labeling Specification") is the
        Immersion Packaging Labeling specification.

4.      TERM

        The initial term of this Agreement shall be for a period of [****] commencing on the Effective Date, unless otherwise earlier terminated by the Parties according to the terms of this Agreement. Thereafter, this Agreement shall automatically renew for subsequent [****] periods, unless either party terminates the Agreement by written notice at least [****] prior to the end of the initial term or any renewal term.

5       ENGAGEMENT OF SERVICES

5.1 PROJECT ASSIGNMENT. Subject to the terms of this Agreement, Immersion and Logitech will render the services and develop the Deliverables described in Exhibit B ("Development Schedule"), based upon Exhibit A ("Specifications"), which development schedule and/or Specification may be modified by the Parties from time to time in accordance with the procedures described in
               Section 6.6 ("Modification of Specification"). Immersion shall dedicate full-time employees of sufficient technical and professional caliber to define, develop, complete and verify the [****] it develops with Logitech in accordance with Exhibit B ("Development Schedule"), based on Exhibit A ("Specifications"), and will assist Logitech in launching and supporting the resulting [****] in accordance with the terms of Section 7.1 ("Technical Service and Support").

5.2 PERFORMANCE OF SERVICES. Logitech has selected Immersion to perform the services described in this Agreement based upon Logitech receiving Immersion's personal services. Immersion may not, therefore, subcontract or otherwise assign and delegate its obligations under this Agreement without Logitech's prior written consent.

5.3 PRESS RELEASE. Each of the Parties agree to credit appropriately the other Party in all press releases, promotions, advertisement and announcements that mention the force feedback [****]. Prior to a Party releasing any information that references the other Party, the publishing Party shall obtain the other Party's prior written approval. The parties shall announce their FEELit Mouse partnership within six months of the Effective Date.


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6.[****] DEVELOPMENT


6.1 FUNDING. Logitech shall fund all costs related to its internal development of the [****]. In consideration of the duties and obligations of Immersion with respect to its development obligations hereunder for Logitech, Logitech will pay Immersion on a reasonable time and material basis. Immersion will be liable for all taxes levied against Immersion which arise in connection with Immersion's performance under this Agreement and the payments received from Logitech. Any payment designated as due and payable based upon completion of development of a specified Deliverable(s) and acceptance by Logitech shall not be payable until Logitech's acceptance thereof.

6.1.1 FEELIT MOUSE PRODUCT FUNDING. In consideration of the duties and obligations of Immersion with respect to development pursuant to Exhibit B ("Development
                      Schedule") by Immersion, Logitech will pay Immersion a total amount of [****] (US Dollars) ("Development Fee"), which sum is in addition to the [****] to be paid by Logitech to Immersion under the terms of the Parties' Phase 0 Term Sheet, receipt of which previous payment is hereby acknowledged by Immersion. The Development Fee will be payable based on a segmented development schedule with scheduled deliverables as described in Exhibit B ("Development Schedule").

6.2 DEVELOPMENT MILESTONES. Immersion's development obligation under the terms of this Agreement as described in Exhibit B ("Development Schedule") shall be conducted on a first priority basis. The FEELit Mouse Product development schedule is described with particularity in Exhibit B ("Development Schedule") and the schedule is divided into milestones ("Milestones"), each of which require the delivery of one or more Deliverables on specific Deliverable due dates ("Deliverable Due Dates"). Upon completion of each Milestone associated with a Deliverable under Exhibit B ("Development Schedule") as amended in writing by the Parties from time to time, Immersion shall promptly deliver to Logitech the applicable Deliverable called for under such Milestone. Logitech agrees to promptly complete and deliver to Immersion Deliverables required to be completed and delivered by Logitech pursuant to the terms of Exhibit B ("Development Schedule").

6.3 DELIVERY AND ACCEPTANCE OF DELIVERABLES BY LOGITECH. Upon completion of each Deliverable, Immersion shall deliver to Logitech such Deliverable, including documentation, if included as part of the Deliverable requirement, for evaluation by Logitech. Logitech shall review, test, and evaluate each Deliverable and where indicated in the Development Schedule, accept or reject each Deliverable in

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               accordance with Exhibit B ("Development Schedule") and make the associated payment, if any, for accepted Deliverables. Logitech shall provide Immersion with written acceptance of each Deliverable (for which acceptance is indicated as a requirement in the Development Schedule), or a written statement of Defects and/or Errors to be corrected within [****)] business days after such delivery unless a different acceptance time period for a Deliverable is described in Exhibit B ("Development Schedule") or as otherwise mutually agreed upon in a writing signed by the Parties. Immersion shall promptly correct such Defects and/or Errors and return the corrected Deliverables for retesting and reevaluation, and unless otherwise provided for in Exhibit B ("Development Schedule"), Logitech shall within [****] business days after such redelivery provide Immersion with written acceptance or a statement of Defects and/or Errors to be corrected. The foregoing procedure shall be repeated until Logitech accepts the Deliverable or finally rejects the Deliverable and either terminates the Agreement or the development project related to the unacceptable Deliverable pursuant to Section 12 ("Termination").

6.4 PROGRAM MANAGERS. Immersion and Logitech shall each appoint a program manager ("Program Manager"). Each Party reserves the right to change such Program Manager, at any time, upon written notice to the other Party. Immersion's appointed Program Manager as of the Effective Date is [****]. Logitech's appointed Program Manager as of the Effective Date is [****].

6.5 STATUS MEETINGS. The Parties shall notify each other of any anticipated problems and any indication of delay in fixed or tentative schedules. At least once each month, the Parties shall conference, as mutually agreed, for progress discussions describing in detail the status of the work performed and discussion of possible resolution of any problems which have arisen.

6.6 MODIFICATION OF SPECIFICATION. Logitech may modify the Specifications at any time during development after consulting with Immersion. If any such modification requires an increase in the time or cost to perform by Immersion, an equitable adjustment shall be negotiated and mutually agreed upon in writing by Immersion and Logitech. Such changes will be implemented only pursuant to a change order form in the form of Exhibit C ("Change Order Form"), signed by both Parties. Such changes will become effective and will be deemed incorporated into the Agreement as an amendment to the applicable exhibit or section of the Agreement. This procedure is used to control the technical configuration of the Deliverables, as well as to control and document costs and schedules. Logitech shall not be liable for any work performed by Immersion which differs from the then-current Specification and/or development schedule prior to such work being authorized in a signed Change Order Form.

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6.7            OTHER  DEVELOPMENT.  Should  Logitech  desire to have  Immersion design other [****] after the FEELit Mouse Product and/or Enhancements, the Parties will mutually agree in writing upon a supplemental development schedule substantially in the form of Exhibit B ("Development Schedule"), and reasonable associated development fees, and an accompanying Exhibit A ("Specifications") and shall amend this Agreement to incorporate such project. Except as provided in Section 7.4 ("New Technology"), all terms and conditions of this Agreement, and the Intellectual Property License Agreement including royalty rates set forth in the Intellectual Property License Agreement, Section 3 ("Royalties"), shall apply to any [****] developed under this Agreement unless otherwise mutually agreed in writing.

7.      IMMERSION'S POST-DEVELOPMENT OBLIGATIONS

7.1 TECHNICAL SERVICE AND SUPPORT. Immersion shall provide Logitech with ongoing engineering and technical support up to at least [****] hours per week for the [****], as reasonably requested by Logitech. [****] In consideration of any such support, whether on a priority or as-available basis, Logitech shall pay Immersion at a reasonable time and materials rate.

7.1.1 EXCEPTION. Immersion shall promptly provide Error Corrections without charge for any Errors, including software Errors in any [****] including any firmware.

7.2            [****]

7.3 OEM REFERRAL. Should an OEM contact Immersion concerning manufacture of a [****] for the [****], Immersion agrees to direct such OEM to contact Logitech with respect to manufacturing such [****].

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               The obligation of Immersion to direct OEMs to Logitech is
               independent of Logitech having [****] and is not required for such referrals. Logitech agrees that when contacted by any OEM referred by Immersion, Logitech will include Immersion Product Model Technology and/or technology covered by the Licensed Patents as defined in the Intellectual Property License Agreement in any initial proposals or designs for manufacturing a [****] for such OEM. If Logitech's proposal or design incorporating Immersion Product Model Technology and/or technology covered by the Licensed Patents as defined in the Intellectual Property License Agreement is accepted, Logitech agrees to make good faith efforts to utilize Immersion Product Model Technology and/or technology covered by the Licensed Patents as defined in the Intellectual Property License Agreement in the [****] manufactured for such OEM and to pay royalties therefor to Immersion in accordance with this Agreement. If the OEM in its own discretion elects to reject Logitech's proposal and/or design which incorporates Immersion Product Model Technology and/or technology covered by the Licensed Patents as defined in the Intellectual Property License Agreement, then (i) Immersion agrees and acknowledges that Logitech may manufacture a [****] for the OEM without incorporating Immersion Product Model Technology and/or technology covered by the Licensed Patents and
               (ii) Logitech agrees and acknowledges that Immersion may enter into an agreement with the OEM with respect to [****] in the [****].

7.4 NEW TECHNOLOGY. [****], which royalty terms may or may not be as favorable as the royalty terms in the Intellectual Property License Agreement Section 3 ("Royalties"). [****].

7.5 NOTICE OF IMMERSION MANUFACTURE. Immersion shall provide Logitech with [****] months' written notice prior to commencement by Immersion of distribution of a [****] for the


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               [****] to be manufactured by Immersion or manufactured by a third party on Immersion's behalf for distribution by Immersion under Immersion's name. Upon expiration of this notice period, Immersion may, but shall no longer be obligated to offer Logitech Enhancements in accordance with Section 7.2 ("[****]"), may but shall no longer be obligated to offer OEMs to Logitech in accordance with Section 7.3 ("OEM Referral"), and may but shall no longer be obligated to provide New Technology under Section
               7.4 ("New Technology").

7.6 LOGITECH PREEMPTION PROTECTION. Provided that Logitech is in compliance with its development obligations under the terms of this Agreement, which will be measured by Logitech making substantial progress toward meeting its milestones as indicated in Exhibit B ("Development Schedule"), [****]

7.7 ADVISEMENT PERIOD. [****] For purposes of this Agreement, the Advisement Period shall be a period which commences on the Effective Date of this Agreement and ends [****] after the Product Launch Commitment Date.

8.      LOGITECH'S OBLIGATIONS

8.1 DEVELOPMENT. Logitech shall (i) work with Immersion to produce each set of Exhibit A ("Specifications") which shall include product features, performance and design criteria, power requirements, schematics, quality requirements, and the preliminary component summary; and Exhibit B ("Development Schedule"), including technical assistance in the development thereof; (ii) review, test and evaluate the Immersion Deliverables for conformance with the applicable Specification, and (iii) deliver the Logitech Deliverables to Immersion for use
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               development in accordance with Exhibit B ("Development
               Schedule"). Immersion agrees not to disclose or copy for any purpose Logitech's Specifications and Deliverables without the express written consent of Logitech or in fulfillment of Immersion's obligations under this Agreement.

8.2            PREFERRED CUSTOMER STATUS.

8.2.1 REQUIREMENTS. Logitech shall have [****] during the first [****] quarter period (the "Initial Period") following the Product Launch. If the Product Launch falls within the first half of a Quarter, such Quarter will be counted as the first such Quarter. If the Product Launch falls in the second half of a Quarter, the next Quarter will be counted as the first such Quarter. Thereafter, except as provided in Section 7.5 ("Notice of Immersion Manufacture"), for so long as (i) Logitech continues to timely pay royalties to Immersion according to the Intellectual Property License Agreement Section 3 ("Royalties") in an amount equal to at least [****] ("Minimum Annual Revenue Requirement") per [****] Quarter period (a "Revenue Period") beginning at the expiration of the Initial Period, payable on a quarterly basis as set forth in Section 8.2.2 ("Minimum Annual Revenue Requirement"); and (ii) Logitech is not distributing (directly or through OEMs) any force-feedback [****] which is not a Royalty Bearing Product, Immersion agrees to grant Logitech "preferred customer status." Notwithstanding the foregoing, Logitech may, by written notice given at least [****] days prior to the first day of any given Revenue Period terminate the [****] for the upcoming Revenue Period. Upon termination of [****] as described herein all of the obligations of Immersion and Logitech, and any provisions in this Agreement, which are contingent upon [****] shall be null and void and of no further force or effect upon expiration of the then current four Quarter period. If Logitech does not send a termination notice as permitted herein, the [****] will continue for the duration of the upcoming Revenue Period, except as otherwise provided herein. If Immersion does not receive a termination notice from Logitech as provided herein, Immersion will send a notice to Logitech, confirming that no termination notice has been received, within [****] days after the subject Revenue Period commences; however a failure by Immersion to send such notice will not be a material breach and will in no way change Logitech's "preferred customer status."

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8.2.2          MINIMUM ANNUAL REVENUE  REQUIREMENT.  Each Minimum  Annual
               Revenue Requirement shall consist of [****] payments of [****] each. Each quarterly payment shall be referred to as a "Quarterly Payment". Each such Quarterly Payment shall be due on the last day of each Quarter ("Preferred Status Quarter") and is payable within [****] days after the end of each Preferred Status Quarter. Royalties accrued in each Preferred Status Quarter as provided in the Intellectual Property License Agreement Section 3 ("Royalties") shall be credited toward the Quarterly Payments due for such Preferred Status Quarter. If the actual royalties due for the Preferred Status Quarter are less than the Quarterly Payment due, Logitech will submit the actual royalty payment and Logitech will pay the difference between the Quarterly Payment due and the actual royalties due for the Preferred Status Quarter. If the actual royalties due for the Preferred Status Quarter are greater than the Quarterly Payment due, such excess amount shall be credited toward future Quarterly Payments within the same Revenue Period. Actual royalties paid in excess of the Minimum Annual Revenue Requirement for a given Revenue Period will not be applied as a credit toward Quarterly Payments due for Preferred Status Quarters in a later Revenue Period. Should Logitech not timely pay any required Quarterly Payment and fail to make such payment within ten (10) days of receiving written notice from Immersion and unless otherwise agreed to in writing by the Parties, preferred customer status benefits as described in Sections 7.1 ("Technical Services and Support"), 7.2 ("Enhancement by Immersion") and 7.4 ("New Technology") shall no longer be in force or effect, effective as of the date on which such Quarterly Payment was due.

8.2.3 TERMINATION OF PREFERRED CUSTOMER STATUS. [****] Upon expiration of such notice period, (i) Logitech shall no longer be obligated to pay the Quarterly Payments starting on the date the next Quarterly Payment would have come due after the expiration of the [****] notice, however, Logitech will submit a pro rata Quarterly Payment for the portion of the Quarter in which the [****] was in effect prior to the expiration date of the [****] notice which shall be applied in accordance with Section 8.2.2 ("Minimum Annual Revenue Requirement") and (ii) all of the obligations of Immersion and Logitech, and any provisions in this Agreement which are contingent upon

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



                      [****] shall be null and void and of no further force or effect upon expiration of the notice period.

8.3 DEVELOPER UNITS. Subject to the timely completion of Immersion's development obligations under the terms of this Agreement, Logitech agrees to produce [****] FEELit Mouse units (PVT) at least [****] prior to the Product Launch. Immersion shall be responsible for providing such units to software developers in a timely manner.

8.4 PRODUCT LAUNCH COMMITMENT. Logitech agrees to use reasonable efforts to launch the FEELit Mouse Product with a "Product Availability Date" or "PAD" on or before [****] (such date (and not the actual shipment date) shall be referred to as the "Product Launch Commitment Date"). Immersion recognizes that the actual shipment date may be adjusted to a later date due to unforeseen events, manufacturing issues, and/or sourcing issues and that Logitech, by way of this provision, is merely confirming Logitech's commitment of the resources and priority level to make Product Launch by [****] a strong possibility. The parties have designated a date in the milestone schedule in Exhibit B ("Milestone Schedule") as the "Design Freeze" date, after which Immersion shall not be responsible for schedule delays resulting from subsequent Logitech changes to the design specification of the FEELit Mouse. Immersion acknowledges that Immersion may be responsible for several time sensitive and critical steps in a given milestone schedule which will need to be completed prior to the Design Freeze date. The parties agree that the Product Launch Commitment Date of [****] is dependent upon this Design Freeze date identified in the milestone schedule in Exhibit B ("Milestone Schedule") being met. Therefore, the parties agree that for each day that the Design Freeze is adjusted to a later date substantially due to Immersion's failure to complete milestones which are substantially Immersion's responsibility to complete and substantially within Immersion's control and upon which the Design Freeze date is dependent, the Product Launch Commitment Date will be moved back one day not including weekends.

8.5 OEM SOLE SOURCE INITIATIVE. The parties intend to negotiate in good faith to sign an OEM Purchase Agreement under which, for the first [****] of such agreement, Logitech agrees to purchase all of its peripheral device components requirements which can be met by certain FEELit Mouse Controller Chip and Custom Actuator Core components as defined in the OEM Purchase Agreement.


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9.   FINANCIAL TERMS

9.1 DEVELOPMENT FEES. Development of the FEELit Mouse Product will be funded in accordance with the terms of Section 6.1 ("Funding") and any subsequent development will be funded as provided under the terms of Section 6.7 ("Other Development").

9.2 NEW TECHNOLOGY ROYALTIES. New Technology will be provided under royalties which are subject to the terms of Section 7.4 ("New Technology") and which are mutually agreed upon in writing by Immersion and Logitech.

10.  OWNERSHIP OF TECHNOLOGY

10.1 IMMERSION TECHNOLOGY. Immersion shall retain ownership of all Immersion Technology (and Immersion Product Model Technology).

10.2 LOGITECH TECHNOLOGY. Logitech shall retain ownership of all Logitech Technology (and Logitech Product Model Technology).

10.3 JOINT TECHNOLOGY. All Joint Technology shall be jointly owned by Immersion and Logitech. Exploitation of and subsequent development of Joint Technology, including commercial development and/or licensing, will be by each Party without financial accounting to, or the consent of, the other Party. Each Party agrees to assist the other Party in any reasonable manner to obtain and enforce intellectual property rights with respect to the Joint Technology for the requesting Party's benefit in any and all countries, and each Party agrees to execute, when requested, applications and assignments to the requesting Party and any other lawful documents deemed necessary by the requesting Party to carry out the ownership provisions of this Agreement. If called upon to render assistance under this Section 10.3 ("Joint Technology"), a Party will be entitled to a fair and reasonable fee, in addition to reimbursement of expenses incurred, at the prior written request of the other Party.

10.4 JOINT TECHNOLOGY COPYRIGHTS. Each Party agrees to execute, upon written request of the other Party, a signed transfer of an undivided one-half interest in any Joint Technology copyright to the other Party (so that the Parties are joint owners of the copyright).

10.5 JOINT TECHNOLOGY INVENTIONS. Immersion and Logitech will determine whether any Joint Technology inventions were conceived or first actually or constructively reduced to practice within the scope of development of the FEELit Mouse Product, or any [****] and/or any Enhancements during the term of the Agreement, and the Parties will discuss the circumstances of the invention. The Parties will discuss whether a patent

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



               application should be filed for a particular Joint Technology invention or, in the alternative, the Joint Technology invention should be kept as a trade secret by the Parties. If the Parties mutually agree to file a patent for a particular Joint Technology invention, the Parties will discuss the patent filing details, including but not limited to which Party shall file and prosecute the U.S. and any foreign patent applications. The cost of such filing and prosecution shall be evenly distributed between the Parties. If the Parties cannot mutually agree to file for a patent for a particular Joint Technology invention, such Joint Invention shall be treated as a trade secret by both Parties provided, however, such treatment shall not prevent either party from shipping a product based upon such trade secret. In any case where the Parties mutually agree to file for a patent, the application shall include all inventors and the Parties shall jointly own the patent. Should both Parties agree not to file for a patent such Joint Invention shall be treated as a trade secret by both Parties, provided, however, such treatment shall not prevent either party from shipping a product based upon such trade secret. Assignment of patent(s) issuing from application(s) for Joint Technology inventions shall be made jointly to Immersion and Logitech.

     10.6 SURVIVAL OF JOINT TECHNOLOGY OBLIGATIONS. The obligations set forth in this Section 10 ("Ownership of Technology") shall survive the expiration or termination of this Agreement.

11.     LOGITECH DEVELOPMENT LICENSE TO IMMERSION

        Logitech grants Immersion a non-exclusive license to use the Logitech Technology under Logitech's intellectual property rights, provided to Immersion hereunder for purposes of performing Immersion's development obligations under any development schedule attached to this Agreement, to have and distribute internally Logitech Technology and to modify or copy the materials exclusively for the purpose of performing the development activities required under this Agreement. Immersion's intellectual property license to Logitech with respect to all Deliverables delivered hereunder and all development performed under the terms of this Agreement, with the exception of Joint Technology is described and subject to the terms and conditions of the Intellectual Property License Agreement.

12.     TERMINATION

12.1 TERMINATION BY LOGITECH WITHOUT CAUSE. Logitech may terminate this Agreement and/or any development project without cause upon [****] written notice.

12.2 TERMINATION FOR CAUSE. Immersion may terminate this Agreement and/or any development project by written notice if Logitech materially breaches Section 16



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               ("Confidentiality") or if Logitech fails to make development payments as provided in this Agreement and any Exhibit B ("Development Schedule"). Immersion's termination shall become effective upon [****] written notice of breach, provided Logitech fails to cure its breach within the notice period. Logitech may terminate this Agreement upon [****] written notice if Immersion materially breaches this Agreement and fails to cure its breach during the notice period.

12.3 EFFECT OF TERMINATION. If either Party terminates this Agreement and/or a development project hereunder, both Parties will stop all work in progress and minimize all related costs (e.g. pending materials orders). If a Party independently elects to proceed with its work in progress it shall be solely responsible for related costs. If Logitech requests that Immersion complete work in progress, Logitech shall be responsible for related costs according to the applicable Exhibit B ("Development Schedule"). If Immersion terminates the Agreement as provided in Section 12.2 ("Termination for Cause"), or Logitech terminates the Agreement or an Exhibit B ("Development Schedule") without cause Logitech shall pay Immersion for Deliverables due and delivered up to the effective date of termination and Logitech shall also pay for development fees then owing under this Agreement based upon a pro rata portion of the number of calendar days elapsed since completion of the last Deliverable for which payment was due and the number of the days between such Deliverable and the next sequent Deliverable for work done for such deliverable. If Logitech terminates this Agreement or an Exhibit B ("Development Schedule") for cause, no further payments shall be due under this Agreement except for Deliverables accepted up to the date of termination. In no event, however, will either Party's liability under this Agreement for any development project of a [****] exceed the amounts set forth in the applicable Exhibit B ("Development Schedule"). NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR DAMAGES OF ANY SORT AS A RESULT OF TERMINATING THIS AGREEMENT IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT.

12.4           THIRD PARTY ACQUISITION OF IMMERSION.

       12.4.1 SPECIAL HANDLING PROVISIONS. In the case of a merger or acquisition where Immersion is not the surviving entity or in the case of a sale of assets by Immersion in accordance with the terms of Section 18.2 ("Succession and Assignment"), Immersion is not required to obtain Logitech's prior approval to assign this Agreement, however, Immersion will provide Logitech with written notice as soon as possible, consistent with and subject to Immersion's obligations of confidentiality with respect to such merger, acquisition or sale of assets transaction. Immersion


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                      recognizes that Logitech may have concerns with respect to the assignee of this Agreement ("Assignee") if such Assignee is viewed by Logitech to be a competitor, however, notwithstanding competitive concerns, Logitech may not desire to terminate this Agreement. Immersion therefore agrees to permit Logitech to be able to require that the following "special handling" provisions described in this Section 12.4 ("Third Party Acquisition of Immersion") be implemented if so requested by Logitech, in writing.

              12.4.2  CONFIDENTIAL  INFORMATION  SPECIAL  HANDLING.  If
                      Logitech desires to prevent the Assignee from accessing Logitech's confidential information after assignment of this Agreement because such Assignee is viewed by Logitech as a competitor, Logitech may so notify Immersion in writing and Immersion will implement special procedures to keep the Logitech confidential information separate from the Assignee's information and will limit disclosure of the Logitech confidential information to those employees who had previously had access prior to the assignment of the Agreement. In such case, the Logitech confidential information will be stored and used in a separate area in order to limit access to only those former Immersion employees who are authorized to work with such Logitech confidential information. If invoked, such special procedures will be observed for at least [****] from the date of notice by Logitech so as to give Logitech time to assess the situation, however, Logitech must cancel the special procedures or terminate this Agreement in accordance with Section 12.1 ("Termination by Logitech Without Cause"), effective one year from the date of the written notice which invoked the special procedures unless the Assignee, in its sole discretion, agrees in writing to continue the special procedures, for the mutual benefit of the Parties. Upon Logitech's request Immersion shall return any and all copies of Logitech's confidential information or, at Logitech's option, Immersion shall destroy such copies and notify Logitech in writing when such copies have been destroyed, however if Logitech requests such return or destruction, immersion shall be released from all obligations under this Agreement which Immersion is unable to perform without access to such confidential information, if any.

              12.4.3 TERMINATION OF OBLIGATIONS. After receipt by Logitech of notice from Immersion as described in Section 12.4.1 ("Special Handling Provisions"), Immersion may but shall no longer be obligated to refer OEMs to Logitech in accordance with Section 7.3 ("OEM Referral") and (iii) provide New Technology under Section 7.4 ("New Technology"). For [****] after receipt of such notice, Immersion shall continue to


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                      provide to End User in accordance with Section 7.2
                      ("[****]") on a reasonable (versus priority) commercial basis.

13. [****] ESCROW. Logitech may request Immersion to deposit [****] materials and if so, then Immersion shall promptly provide to a mutually agreeable escrow agent, under the terms of a mutually agreeable escrow agreement, all [****] [****], drawings, specifications, and other information necessary for Logitech to continue development or support of each Final Prototype or Deliverable described in the applicable Exhibit B ("Development Schedule") ("[****] Materials"), which is being developed under Exhibit B ("Development Schedule"). Immersion shall promptly deposit any future updates or revisions with the escrow agent. Under the terms of the escrow agreement, the escrow agent shall be instructed to deliver such [****] Materials to Logitech upon a certification from Logitech that Immersion has become bankrupt and is unable to perform any of its material software development obligations relating to software, including firmware, pursuant to Exhibit B ("Development Schedule") prior to completion of the Final Prototype of any [****] and acceptance by Logitech pursuant to the terms of this Agreement and/or fails to perform any of its material software development obligations relating to software, including firmware, pursuant to Exhibit B ("Development Schedule") prior to completion of the Final Prototype of any [****] and acceptance by Logitech pursuant to the terms of this Agreement or Logitech terminates the Agreement for cause based on Immersion's failure to perform any of its material software development obligations relating to software, including firmware, pursuant to Exhibit B ("Development Schedule") prior to completion of the Final Prototype of any [****] and acceptance by Logitech pursuant to the terms of this Agreement. If Logitech elects to disclose [****] materials (other than firmware [****] designated by Immersion as "Authorized For Modification" pursuant to Section 2.2.1 of the Intellectual Property License Agreement) to any Affiliate and prior to any disclosure, Logitech shall enter into a written agreement with such Affiliate and such written agreement shall contain terms similar to subsections (i)-(v) below. Logitech will not disclose [****] material (other than firmware [****] designated by Immersion as "Authorized For Modification" pursuant to Section 2.2.1 of the Intellectual Property License Agreement) to any third parties without Immersion's prior written consent. Such disclosures, if any, shall be upon terms similar to subsections (i)-(v) below. The escrow agreement will include the following minimum terms and conditions, which shall not be applicable to the firmware [****] that is designated by Immersion as "Authorized For Modification" pursuant to Section 2.2.1 of the Intellectual Property License Agreement, use of which is governed by the Intellectual Property License Agreement:

        (i) Immersion will grant Logitech the right to use the [****] Materials solely for the purpose of maintaining object code versions of the [****]


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        portion of the Immersion Product Model Technology in the [****]
        or to continue development or support of the [****].

(ii) Logitech will acknowledge and agree that use of the [****] Materials is furnished to Logitech on a confidential and secret basis for the sole and exclusive use of Logitech, and not for copying, distribution, sale, sublicense or disclosure to third parties except as provided under the Intellectual Property License Agreement signed by the Parties. In the event that Logitech obtains the [****] Materials pursuant to the terms of the escrow agreement, Logitech will agree that it will not publish, disclose or otherwise divulge the Immersion [****] to any person, except officers, employees and independent contractors of Logitech who have entered into non-disclosure agreements and need access to the Immersion [****] Materials to perform their duties. Logitech may make [****] machine-readable copy of the Immersion [****] Materials solely for backup and archival purposes. Logitech agrees to reproduce and include all copyright and other proprietary notices appearing in or on any and all Immersion [****] Materials provided to Logitech by the escrow agent on any copy made by Logitech.

(iii) Logitech will agree to take all necessary steps to prevent unauthorized disclosure of the Immersion [****] Materials, including but not limited to the following:

                      (a) The building in which Logitech uses the Immersion
               [****] Materials shall have restricted access [****] a day;

                      (b) The Immersion [****] Materials shall be used only in a location within such building to which access is further restricted to persons authorized to use the Immersion [****];

                      (c) Logitech shall prevent telephone or other remote
               access to the Immersion [****] Materials from other locations;
               and

                      (d) The Immersion [****] Materials shall be installed only on a single computer system which is password protected, and all Immersion [****] Materials files will be password protected.

(iv) Logitech shall be liable to Immersion or its successor company for all direct and indirect, consequential, special and incidental damages resulting from any unauthorized disclosure by Logitech of the Immersion [****]. To the extent, if any this Section 13 ("[****] Escrow") is inconsistent or conflicts with any provision of this Agreement, this
        Section 13 ("[****] Escrow") shall be controlling.


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            (v) The obligations of this Section 13 ("[****] Escrow") shall survive any termination or expiration of the escrow agreement.

14.     LOGITECH WARRANTY.

        Logitech represents and warrants that it will not knowingly provide to Immersion any data, specifications, designs or similar information that infringe upon or violate any intellectual property rights of a third party.

15.     TRADEMARK INFRINGEMENT INDEMNIFICATION BY IMMERSION

        Subject to prompt notification by Logitech, cooperation by Logitech and control of all litigation and/or settlement by Immersion, Immersion shall indemnify, defend and hold Logitech harmless from and against any and all claims, damages, liabilities, judgments, settlements, costs and expenses (including reasonable attorneys' fees) suffered or incurred by Logitech arising out of a claim of infringement of any Immersion trademark, service mark, or trade name resulting from the labeling requirement of Intellectual Property License Agreement Section 2.5 ("Label Requirements"). In the case of an infringement or alleged infringement of any such Immersion trademark, service mark, or trade name, Immersion will have the right to require Logitech to stop using such trademark, service mark, or trade name and will provide a new trademark to be used in connection with the Immersion Product Model Technology.

16.     CONFIDENTIALITY.

        16.1 OBLIGATIONS. During the course of this Agreement, each Party may be a disclosing Party (hereinafter called Discloser) for transmitting certain proprietary information to the other Party (hereinafter called Recipient). Recipient agrees to treat as confidential all such proprietary information, including all information, written or oral, relating thereto, including, but not limited to, know how, concepts, techniques, drawings, specifications, processes, computer programs, designs and systems, manufacturing and marketing information, received from Discloser, and Recipient agrees not to publish such information or disclose same to others except to those employees, subcontractors and sublicensees to whom disclosure is necessary to order to carry out the purpose for which such information is supplied. Recipient shall inform such employees, subcontractors and sublicensees of the confidential nature of such information and of their obligation to keep same confidential. Recipient further agrees not to use such proprietary information for Recipient's own benefit or for the benefit of others, other than in accordance with this Agreement, without Discloser's prior written consent, and that all tangible materials, including written material, photographs, discs or other documentation embodying such proprietary information shall remain the sole property of Discloser and shall be delivered to Discloser upon Discloser's request. Upon


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               Discloser's request a Receiving party shall return any and all copies of Discloser's confidential information or, at Discloser's option, the Receiving party shall destroy such copies and notify Discloser in writing when such copies have been destroyed.

        16.2 EXCEPTIONS. The foregoing obligations of confidentiality do not apply to information which was previously known to Recipient, is rightfully received from a third party by Recipient, or becomes publicly known or available without breach of this Agreement by Recipient.

17.     LIMITATION OF LIABILITY.

        17.1 EXCEPT AS PROVIDED IN SECTION 13 ("[****] ESCROW"), IN NO EVENT WILL LOGITECH OR IMMERSION BE LIABLE FOR LOST PROFITS, OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT. THIS LIMITATION WILL APPLY EVEN IF LOGITECH AND IMMERSION HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

        17.2   EXCEPT WITH RESPECT TO THE PARTIES' OBLIGATIONS SET FORTH IN
               SECTION 13 ("[****] ESCROW") AND WITH RESPECT TO ANY QUARTERLY PAYMENTS DUE AND PAYABLE BY LOGITECH HEREUNDER, IN NO CASE WILL EITHER PARTY'S TOTAL CUMULATIVE LIABILITY OR OBLIGATIONS UNDER THE TERMS OF OR ARISING OUT OF THIS AGREEMENT EXCEED [****]

18.     GENERAL PROVISIONS

       18.1 ENTIRE AGREEMENT. This Agreement and its exhibits, together with the Intellectual Property License Agreement, constitutes the complete agreement of the parties and supersedes any other agreements, written or oral (including all correspondence, emails, such as but not limited to the letter regarding [****] concerning the subject matter hereof and such materials do not have any effect upon the rights and obligations of the Parties under this Agreement. This Agreement and the Intellectual Property License Agreement in no way supersede or affect the Intellectual Property License Agreement between Immersion and Logitech dated [****] and/or the


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               Technology Product  Development  Agreement between Immersion and
               Logitech dated [****].

18.2 SUCCESSION AND ASSIGNMENT. Either party may assign this Agreement provided that the other party has consented in writing to the assignment or delegation and provided, further, that the rights and obligations of the parties may be assigned to a corporate successor in interest in the case of a merger or acquisition or in the case of a sale of assets without the prior approval of the other party. Any attempt to assign this Agreement in violation of the provisions of this Section 18.2 ("Succession and Assignment") shall be void.

18.3 NOTICES. Notices required under this Agreement shall be addressed as follows, except as otherwise revised by written notice:

               TO IMMERSION:                       TO LOGITECH:
               Louis B. Rosenberg, Ph.D.           General Counsel
               President                           Logitech, Inc.
               Immersion Corporation               6505 Kaiser Drive
               2158 Paragon Drive                  Fremont, CA 94555-3615
               San Jose, CA 95131

18.4 GOVERNING LAW. The validity, interpretation and performance of this Agreement shall be governed by the substantive laws of the State of California, without the application of any principle that leads to the application of the laws of any other jurisdiction.

18.5 NO AGENCY. Neither party is to be construed as the agent or to be acting as the agent of the other party hereunder in any respect.

18.6 NO RECRUITMENT. During the term of this Agreement and for one (1) year after the termination or expiration of this Agreement, each Party agrees not to recruit any employee of the other Party.

18.7 MULTIPLE COUNTERPARTS. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single Agreement between the parties.

18.8 NO WAIVER. No delay or omission by either Party hereto to exercise any right or power occurring upon any noncompliance or default by the other party with respect to any of the terms of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants, conditions, or agreements to be performed by the other shall not be construed to be a waiver of any succeeding breach thereof or of any covenant, condition, or agreement herein contained. Unless stated otherwise, all

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               remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity, or otherwise.

18.9 SEVERABILITY. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

18.10 AMENDMENTS IN WRITING. Any amendment to this Agreement shall be in writing and signed by both parties hereto.

18.11 INTERPRETATION. Since this Agreement was prepared by both parties hereto, it shall not be construed against any one party as the drafting party.

18.12 DISPUTE RESOLUTION. Except in the case of a breach of an obligation related to a Party's intellectual property rights, in the event either Party concludes that it is in its best interest to file any legal action against the other, the Party shall contact the other Party's management and at least two (2) senior managers from each Party shall meet without legal counsel or interruption for a minimum amount of three (3) eight (8) hour periods and diligently attempt to resolve all disputed matters. If the Parties are unable to resolve their difference and either Party desires to file a legal action against the other, at least two (2) senior managers from each Party and their respective counsels shall meet for three (3) eight (8) hour periods and diligently attempt to resolve all disputed matters. Either Party may request that an independent third party, bound to mutually agreed upon legations of confidentially, attend such meeting in order to assist the Parties in reaching a reasonable resolution. All oral and written information exchanged in these meetings shall be exchanged in an effort to settle all disputed matters. If either Party still desires to file a legal action against the other after these prescribed meetings such Party may file a legal action against the other Party as allowed by applicable law in Santa Clara County state court or in the Federal Circuit. The Parties agree that if a Party does not attend all of the prescribed meetings it waives its rights to any monetary damages in the legal action(s) it files.

18.13 SURVIVAL. Sections 6.1 ("Funding"), 6.1.1 ("FEELit Mouse Product Funding"), 10 ("Ownership of Technology"), 12.3 ("Effect of Termination"), 12.4 ("Third Party Acquisition of Immersion"), 13 ("[****] Escrow"), 14 ("Logitech Warranty"), 15 ("Trademark Infringement Indemnification by Immersion"), 16 ("Confidentiality"), 17 ("Limitation of Liability") and 18 ("General Provisions") will continue after the expiration or termination of this Agreement.


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

18.14 FORCE MAJEURE. With the exception of the obligation to pay monies due and owing, each Party hereto shall be excused from performance hereunder for any period and to the extent that it is prevented from performing any services pursuant hereto, in whole or in part, as a result of delays caused by the other Party or an act of God, war, civil disturbance, court order, governmental action, laws, orders, regulations, directions or requests, or as a result of events such as acts of public enemies, earthquakes, fires, floods, strikes or other labor disturbances of the other Party or any third party, or other cause beyond its reasonable control and which it could not have prevented by reasonable precautions, and such nonperformance shall not be a default hereunder or a ground for termination hereof.

        IN WITNESS WHEREOF, the authorized representatives of the parties hereto have signed this Agreement as of the date and year last set forth below.

LOGITECH:                                          IMMERSION:

LOGITECH, INC.                                     IMMERSION CORPORATION

By:   /s/ W.H. Hausen                              By:   /s/ Louis Rosenberg
  ------------------------------                      -------------------------
Name:  W.H. Hausen                                Name: Louis Rosenberg
  ------------------------------                      -------------------------
Title:  SVP/GM                                     Title: President
  ------------------------------                      -------------------------
Date:  4/13/98                                     Date: April 13, 1998
  ------------------------------                      -------------------------

                                    EXHIBIT A

                                     [****]


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B

                               MILESTONE SCHEDULE

                           [INTENTIONALLY LEFT BLANK]

                                    EXHIBIT C

                                Change Order Form

 Date:

Change Control Form No.:

Description of Change:

Reason for Change:

Man Hours:

Impact on Schedule:

Affect on Cost:

Accepted by Logitech:                              Accepted by Immersion:

LOGITECH, INC.                                     IMMERSION CORPORATION

By:                                                By:
  ----------------------------                        ------------------------
Name:                                              Name:
  ----------------------------                        ------------------------

Title:                                             Title:
  ----------------------------                        ------------------------

Date:                                              Date:
  ----------------------------                        ------------------------

                                    EXHIBIT D

                           Software License Agreement

SOFTWARE LICENSE AGREEMENT. LOGITECH IS WILLING TO LICENSE THE ENCLOSED SOFTWARE TO YOU ONLY ON THE CONDITION THAT YOU ACCEPT ALL OF THE TERMS CONTAINED IN THIS LICENSE AGREEMENT. This is a legal agreement between (either an individual end-user or an entity) and Logitech. By opening the software package, you are agreeing to be bound by the terms and conditions of the Agreement. If you do not agree to the terms of this Agreement, promptly return the software package and other items that are part of this product in their original package with your payment receipt to your point of purchase for a full refund.

GRANT OF LICENSE. Logitech and its suppliers grant you a nonexclusive license to use one copy of the enclosed software program ("Software") on one computer only with the Logitech product you have purchased. No other rights are granted. The Software is in use if it is loaded on the computer's permanent or temporary memory. For backup purposes only, you may make one copy of the Software. You must include on the backup copy all copyright and other notices included on the Software as supplied by Logitech. Installation on a network server for the sole purpose of your internal distribution of the Software is permitted only if you have purchased an individual Software package for each networked computer to which the Software is distributed.

RESTRICTIONS. Logitech and its suppliers retain ownership of the Software. You shall not decompile, disassemble, reverse-engineer, or modify the Software in any way. You may not transmit the Software over a network (except as expressly permitted by above), by telephone, or electronically using any means. You may not transfer the software except upon a permanent transfer of the enclosed Logitech product provided that all software updates are included in the transfer, you do not retain a copy of the Software, and the transferee agrees to be bound by the terms and conditions in the license. Upon any violation of the provisions of this Agreement, rights to use the Software shall automatically terminate and the Software must be returned to Logitech or all copies of the Software destroyed.

                                    EXHIBIT E

                   Immersion Packaging Labeling Specification

Logitech must place or have placed the following notice or other similar mark, at Immersion's request, on the underside (exterior) of those products which incorporate Licensed Technology as well as on the packaging and manuals for such products:

  "FEELit(TM)  Force Feedback Technology Licensed from Immersion Corporation".

Logitech must also place or have placed the following FEELit Mouse logo (or future derivative of the mark as reasonably approved by Logitech) at Immersion's request, prominently on retail packaging and manuals such that the logo is clearly legible and occupies a rectangular area of no less than 0.70 inches by
0.825 inches. The mark must be displayed on at least two surfaces of the retail packaging, including the front surface and specifically not including the bottom surface.


[FEELIT LOGO]

                                                      ---------------------
                                                                            .70"
                                                      ---------------------
                                                              .825"